                                                        SECURITIES AND EXCHANGE

                                                        Washington, D.C. 20549

                                                               Form 8-K

                                            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                   Date of Report (Date of Earliest event Reported): April 30, 2002

                                             MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED
                          ----------------------------------------------------------------------------------
                                        (Exact name of registrant as specified in its charter)

                                                      New York 0-30183 13-4025362
                                   ------------------------ ---------------------- -----------------
                                  (State or other jurisdiction (Commission File Number) (IRS Employer
                          of incorporation or                                                 ID Number)
                      organization)

                                             54 Pine Street, 4th Floor, New York, NY 10005
                                     ------------------------------------------------------------
                                               (Address of principal executive offices)

                                                            (212) 809-8015
                                                            --------------
                                                    (Registrant's Telephone Number)

Item 5.  Other Events

         This  Current  Report on Form 8-K is being filed to report  that Ronald C. H. Lui,  the Chief  Executive  Officer,  President,
Treasurer  and  Secretary  of Minghua has  resigned  from all of such  offices  and that he has also  resigned  from his  position as a director of Minghua effective April 30, 2002.

         Mr. Lui is resigning so that he can devote more of his time to other  business  ventures  that he is involved in,  including a private investment holding company that he recently formed.

         The Board of Directors of Minghua has accepted Mr. Lui’s resignation and wishes him well in his future endeavors.

         On April 30, 2002, the Board of Directors of Minghua unanimously  adopted resolutions  appointing Albert Wong as a director of
Minghua and to the offices of Chief Executive  Officer,  President,  Treasurer and Secretary in order to fill the vacancies  created by the resignation of Mr. Lui.

         Albert Wong, age 50, is a Canadian  national.  He is a qualified  professional  accountant and  registered  financial  planner with various related professional  designations.  For the past five years Mr. Wong worked for Charise Financial  Consultants Limited, a corporate financial planning company as its Managing Director and Chief Executive Officer.

         Mr. Wong  entered  into an  employment  agreement  with the Company  upon being  appointed  as Chief  Executive  Officer.  The agreement expires on April 9, 2003. Mr. Wong will receive monthly  compensation  under the agreement equal to HK$20,000  (approximately
US$2,564)  and will be  reimbursed  for any expenses  that he incurs on behalf of the Company.  A copy of the  agreement is attached to this current report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1  Employment/Co-Operation Agreement, dated April 10, 2002, between Minghua Group International Holdings Limited and Albert Wong.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2002

                                            Minghua Group International Holdings Limited

                                            By:      /s/ Li, Chuquan
                                                ------------------------
                                                   Li Chuquan, Chairman

                                                                                                                           EXHIBIT 99.1

                                                   EMPLOYMENT/CO-OPERATION AGREEMENT

Party A: Minghua Group Internationals Holdings Co., Ltd.

Party B: Mr. Albert Wong

This agreement signed between Party A and Party B with the following agreed terms and conditions with an immediately effect:-

1)       Party A appointed Party B as the Chief Executive Officer (C.E.O.) of its company;

2)       Party B’s appointment  period is April 10, 2002 to April 9, 2003,  Party B did not responsible or liable for any legal matters or legal  commitment  before he joined Party A’s company.  Upon completion and expiration of this agreement,  both parties can be negotiable for renewal of this agreement;

3)       During this agreement  period,  Party B will receive the monthly  remuneration  of HK$20,000  (payable to Party B wholly owned company:  Charise  Financial  Consultants  Limited) from Party A, further,  if Party B incurred any related expenses for Party
         A’s company, Party A will fully refund to Party B upon presentation of supporting evidence/voucher;

4)       Upon appointed, Party B will assist the fully matching Party A for completion of the following designated work and project:-

         -4.1) To set up a whole and complete set standard  international  accepted  financial and accounting system for the use in the existing and future list company;

         -4.2) To set up a complete set ‘internal control system’;

         -4.3) To re-constructure,  re-arrangement and match the company’s finance,  operational,  administration and management, so to reach of the ‘international  accepted standard’ and requirement of a list company,  also report the duties to the designated ‘Director’
as assigned by Party A;

5)       If necessary and subject to both consent, Party A and Party B can amend this agreement;

6)       This agreement  contained 4 copies,  Party A, Party B and witness will keep 1 copy and the remaining 1 copy will keep in Party
         A’s company for future reference and file.

Party A signed by: Mr. Li Chuquan
Party B signed by: Mr. Albert Wong
Witness by: Mr. Philip Yung

Date: April 16, 2002, P.R. China

(This agreement was translated from the ‘Original Chinese Language  Agreement’,  in case of any dispute, the final judgment will follow the original Chinese agreement.)